UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                          FORM 8-K/A

                        CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2005

                Commission file number #0-8463

                   PISMO COAST VILLAGE, INC.
     ______________________________________________________
     (Exact Name of Registrant as Specified in Its Charter)

         California                          95-2990441
_________________________________________________________________
(State or other jurisdiction of             (IRS Employer
 incorporation or organization)          (Identification No.)

   165 South Dolliver Street, Pismo Beach, California  93449
_________________________________________________________________
      (Address of Registrant's Principal Executive Offices)

        (Registrant's telephone number)   (805) 773-5649

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.04. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
           ACCOUNTING AND FINANCIAL DISCLOSURE

The Audit Committee of the Board of Directors of Pismo Coast Village, Inc. (the "Company"), has accepted the resignation of the firm Glenn, Burdette, Phillips and Bryson as the Company's independent accountants effective May 31, 2005. Glenn, Burdette, Phillips, and Bryson resigned as the Company's principal accountants midterm due to their firm's decision to cease performing audits for SEC engagements. The Audit Committee also recommended and approved the selection of the accounting firm of Brown Armstrong Paulden McCown Starbuck & Keeter ("Brown Armstrong") to replace the firm of Glenn, Burdette, Phillips, and Bryson as the Company's independent accountants effective May 31, 2005.

Pursuant to Item 304(a)(1)(ii) of Regulation S-B, the principal accountant's report provided by Glenn, Burdette, Phillips, and Bryson on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles.

The Company is not aware of any disagreements or reportable events with Glenn, Burdette, Phillips, and Bryson on any matter of accounting principals or practices, financial statement disclosure or auditing scope, or procedure during the past two fiscal years and up through the date of resignation pursuant to
Item 304(a)(1) of Regulation S-B.

The Company has provided Glenn, Burdette, Phillips, and Bryson with a copy of the disclosures the Company is making in this Form 8-K report in response to the disclosures required by Regulation S-B, Item 304(a)(3). The former accountant has responded and provided the Company with a letter addressed to the Commission stating its agreement and absence of any disagreement with the statement by the Registration in response to this Item.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Number     Exhibit
______     ______________________________________________________
99* Letter dated July 12, 2005 from Glenn, Burdette, Phillips, and Bryson to the Securities and Exchange Commission stating its agreement and absence of any disagreement with the statement by the Registration.
_______________
* Filed Herewith

                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PISMO COAST VILLAGE, INC.


Date: July 5, 2005              By: JAY JAMISON
                                    Jay Jamison
                                    Chief Operating Officer,
                                    General Manager and
                                    Assistant Corporate Secretary